INCOME TAXES (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss carryforward	$ 3,158,471	$ 2,473,817
Book to tax difference - intangible assets	(45,206)	22,779
Stock option expense	0	88,553
Accounts receivable	67,512	0
Total gross deferred tax assets	3,180,777	2,585,149
Less: deferred tax asset valuation allowance	(3,180,777)	(2,585,149)
Total net deferred tax assets	$ 0	$ 0